UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 14, 2007

COGNIGEN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-11730	84-1089377
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10757 S. Riverfront Pkwy, Suite South Jordan, Utah		80112
(Address of principal executive offices)		(Zip Code)

(303) 209-6254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        Other Events.

    On December 14, 2007, Cognigen Networks, Inc. (the “Company”) issued a press release announcing the election of four new directors and the re-election of Robert K. Bench as a director of the Company. The new directors are James U. Jensen, Roy D. Banks, John M. Knab, and John D. Thomas. The directors were elected during the Company’s annual shareholder meeting that was held on December 10, 2007. Following the shareholder meeting, the reconstituted board of directors elected James U. Jensen to serve as Chairman of the Board. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01          Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title of Document	Location

99.1	Press release dated December 14, 2007	Attached

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIGNEN NETWORKS, INC

Date: December 19, 2007                                                                By:           /s/ Robert K. Bench
    Robert K. Bench, Chief Executive Officer Chief Financial Officer and Treasurer

        177633-001